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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 19, 1999


                            THE TIMES MIRROR COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                             1-13492                             95-4481525
(STATE OR OTHER JURISDICTION OF        (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION NO.)
       INCORPORATION)

              TIMES MIRROR SQUARE                                               90053
           LOS ANGELES, CALIFORNIA                                           (ZIP CODE)
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (213) 237-3700

                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

         On October 23, 1997, The Times Mirror Company (the "Company") filed a Registration Statement on Form S-3 (File No. 333-38605) (the "1997 Registration Statement"), relating to the registration under the Securities Act of 1933, as amended, of up to an initial aggregate offering price of $300,000,000 of debt securities, convertible debt securities, exchangeable debt securities, preferred stock, convertible preferred stock, exchangeable preferred stock, common stock, warrants, stock purchase contracts and stock purchase units of the Company (the "Securities"), which Registration Statement was declared effective on October 30, 1997.

         On September 9, 1999, the Company filed a Registration Statement on Form S-3 (No. 333-86807), as amended by Amendment No. 1 to Form S-3, filed on October 4, 1999 (together, the "1999 Registration Statement" and collectively with the 1997 Registration Statement, the "Registration Statements"), relating to the registration under the Securities Act of 1933, as amended, of up to an initial aggregate offering price of $700,000,000 of Securities, which Registration Statement was declared effective on October 5, 1999.

         On October 14, 1999, the Company entered into an Underwriting Agreement (filed herewith as Exhibit 1.1) with Goldman, Sachs & Co., Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Morgan Stanley & Co. Incorporated (collectively, the "Underwriters"), pursuant to which the Company agreed to issue and sell and the Underwriters agreed, subject to certain conditions, to purchase $200,000,000 aggregate principal amount of the Company's 6.65% Notes due October 15, 2001 and $400,000,000 aggregate principal amount of the Company's 7.45% Notes due October 15, 2009 (collectively, the "Notes") registered under the Registration Statements at an initial public offering price of 99.931% of par for the 6.65% Notes and 99.869% of par for the 7.45% Notes less underwriting discounts and commissions.

         The issuance and sale of the Notes were completed on October 19, 1999. The Notes were issued pursuant to an Indenture (the "Original Indenture") between the Company and Citibank, N.A., as trustee, dated as of March 19, 1996 (incorporated herein by reference to Exhibit 4.1 to the Company's Form 8-K dated March 13, 1996 and filed with the Securities and Exchange Commission (the "Commission") on March 19, 1996), as supplemented and amended by the First Supplemental Indenture (the "Supplemental Indenture") dated as of October 19, 1999 (filed herewith as Exhibit 4.3) (collectively, the Original Indenture and Supplemental Indenture shall be referred to as the "Indenture").

         In connection with the issuance of the Notes under the Indenture, the Company delivered an Officers' Certificate dated October 19, 1999 (filed herewith as Exhibit 4.2) setting forth the terms of the Notes.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

         The following exhibits are filed with this report on Form 8-K:

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
        Exhibit No.               Description
        -----------               -----------

            1.1 Underwriting Agreement dated October 14, 1999 among the Company and Goldman, Sachs & Co., Salomon Smith Barney Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated.

            4.1 Indenture dated as of March 19, 1996 between the Company and Citibank, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to the Company's Form 8-K dated March 13, 1996 and filed with the Commission on March 19, 1996).

            4.2 Officers' Certificate dated October 19, 1999 establishing the terms of the Notes and attaching specimen Forms of Notes.
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
            4.3 First Supplemental Indenture dated as of October 19, 1999 between the Company and Citibank, N.A., as trustee.


            5.1 Opinion of Gibson, Dunn & Crutcher LLP regarding the legality of the securities being issued.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE TIMES MIRROR COMPANY



Date:  October 19, 1999                By: /s/ ROGER MOLVAR
                                           -------------------------------------
                                           Roger Molvar
                                           Senior Vice President and Controller
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                                  EXHIBIT INDEX



Exhibit Number               Description
--------------               -----------
     1.1              Underwriting Agreement dated October 14, 1999 among the
                      Company and Goldman, Sachs & Co., Salomon Smith Barney
                      Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated
                      and Morgan Stanley & Co. Incorporated.

     4.1 Indenture dated as of March 19, 1996 between the Company and Citibank, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to the Company's Form 8-K dated
                      March 13, 1996 and filed with the Commission on March 19,
                      1996).

     4.2 Officers' Certificate dated October 19, 1999 establishing the terms of the Notes and attaching the specimen Forms of Notes.

     4.3 First Supplemental Indenture dated as of October 19, 1999 between the Company and Citibank, N.A., as trustee.

     5.1 Opinion of Gibson, Dunn & Crutcher LLP regarding the legality of the securities being issued.